SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report
(Date of earliest event reported)                             January 12, 2001
                                                              -----------------


                              Fritz Companies, Inc.
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             (Exact name of registrant as specified in its charter)




       Delaware                      0-20548                     94-3083515
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(State or other jurisdiction     (Commission File               (IRS Employer
     of incorporation)               Number)               Identification No.)


706 Mission Street, San Francisco, California                         94103
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code               (415) 904-8360
                                                   -----------------------------


                                  Inapplicable
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          (Former name or former address if changed since last report)




Exhibit Index located on page 3

Item 5.  Other Events

                           On January 12, 2001,  the Board of Directors of Fritz
                  Companies, Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of common stock, par value $.01 per share ("Common Stock"), of the Company to stockholders of record at the close of business on January 29, 2001, payable on that date. The Rights are not exercisable until the Distribution Date, defined in the Rights Agreement. When they become exercisable, each Right initially entitles the registered holder to purchase from the Company one one-thousandth of a share of Junior Participating Preferred Stock, par value $.01, at a price of $28.125 per one one-thousandth of a share, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Mellon Investor Services LLC, as Rights Agent, a copy of which is incorporated by reference as Exhibit 4.1 hereto and incorporated herein by reference.

                           As soon as  practicable  after January 29, 2001,  the
                  Company will mail to its stockholders of record as of such date a letter and an accompanying "Summary of Rights to Purchase Preferred Stock," a form of which shall be filed as an amendment hereto as soon as practicable after January 29, 2001.

                           The Rights have certain  anti-takeover  effects.  The
                  Rights will cause substantial dilution to a person or group (other than a person or group approved by the Board) that attempts to acquire 15% or more of the Common Stock without conditioning the acquisition on a substantial number of Rights being acquired or the redemption by the Board of Directors of the Rights.


Item 7.  Financial Statement and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      See attached Exhibit Index.

                                  EXHIBIT INDEX



    Number      Exhibit

     4.1 Rights Agreement, dated as of January 16, 2001, between Fritz Companies, Inc. and Mellon Investor Services LLC, as Rights Agent, including the Form of Certificate of Designation, Preferences and Rights of the Terms of the Junior Participating Preferred Stock attached as Exhibit A thereto, the Form of Rights Certificate attached as Exhibit B thereto and the Form of Summary of Rights to Purchase Preferred Stock attached as Exhibit C thereto (incorporated by reference to Exhibit 1 to the Form 8-A filed by Fritz Companies, Inc. on January 19, 2001).

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            FRITZ COMPANIES, INC.



                            By:    /s/ Jan H. Raymond
                                   Jan H. Raymond, Executive Vice President and
                                   General Counsel

Dated:  January 16, 2001